Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2016
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	The Company was engaged in research and development programs with the National Technological Innovation Authority, or the “Authority” (formerly operating as Office of the Chief Scientist of the Ministry of Economy of the State of Israel, or the OCS). The Company is committed to pay royalties to the Authority at the rate of 3.5% of sales of products resulting from research and development partially financed by the Authority. The amount shall not exceed the grant amount received, linked to the dollar, including accrued interest at the LIBOR rate. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required.

During the years ended December 31, 2014, 2015 and 2016 the Company received $16,330, $0 and $0, respectively. During 2014, 2015 and 2016, the Company paid royalties to the Authority in the amount $1,147, $1,621 and $2,109, respectively.

As of December 31, 2016, the Company and its subsidiary received from the Authority grants in the amount of $1,009,506 (including interest). The Company’s total contingent liability (including interest) with respect to royalty-bearing participation received, net of royalties paid, amounted to $1,354,412 as of December 31, 2016.

b.	In September 2009, the Company entered into a License Agreement with Ramot - Tel Aviv University (“Ramot”) for a joint research program. The program was approved by the Magneton committee of the Authority. The Magneton program supports cooperative research programs between industry and academia and encourages the transfer of technology from academic institutions to commercial firms. Under the terms of the Magneton program, the Company received from the Authority an aggregate amount of NIS 1,467,683 (approximately $382 thousand at December 31, 2016), and no royalties are payable to the Authority with respect to this program. Pursuant to the terms of the License Agreement, the Company was required to fund the research and development of the technology subject to such agreement during the research period (two years starting September 2009) in a total amount of NIS 1,077,000 ($280 thousand at December 31, 2016). In addition, the Company issued to Ramot warrants to purchase 117,209 ordinary shares. The warrants are exercisable until the occurrence of an exit event, as defined in the agreement, at an exercise price of NIS 0.01 per share.

In return, the Company was required to pay to Tel Aviv University royalties of between 3.4% and 3.9% on all net sales of any product, component, device or material that is used in the preparation of coated substrates meeting certain specifications (“Licensed Film”) and services resulting from the license; and royalties of between 2.4% and 3.0% on all net sales of Licensed Film products and services, and a sublicense fee at a rate of 25% of all sublicense fees the Company receives with respect to the intellectual property developed under such agreement. The royalties and sublicense fees may be creditable against the annual license fee due to Ramot in such calendar year and the following calendar year, in the amount of $20,000 in the three years that follow the research period, $50,000 for the fourth, fifth and sixth years and $75,000 from the seventh year. License fees in the amount of $20,000, $20,000 and $0 were paid in 2014, 2015 and 2016, respectively. As of December 31, 2016, revenues related to the license agreement had not yet started.

On January 4, 2016, Ramot provided the Company with a notice of termination of the License Agreement due to failure to meet the development milestones. The termination of the agreement was effective on January 4, 2016. No fees were due with respect to 2016.

c.	In December, 2011, the Company signed a research and development agreement with the Israeli Ministry of National Infrastructures, Energy and Water Resources. Pursuant to the agreement, the ministry will fund up to 62.5% of the Company’s expenses related to the approved program up to a maximum amount of NIS 625,000 ($163 thousand at December 31, 2016), in exchange for the Company’s agreement to pay royalties of 5% of any revenues generated from the intellectual property generated under the program. The period of the program was 18 months starting January 1, 2012.

During the years 2014, 2015 and 2016 the Company received $13,483, $0 and $0, respectively. During the years ended December 31, 2015 and 2016, the Company accrued royalties in the amount of $116 and $281, respectively.

As of December 31, 2016, the aggregate contingent liability to the Israeli Ministry of National Infrastructures, Energy and Water Resources amounted to $178,559.

d.	In October 2010, the Company entered into a Convertible Bridge Financing Agreement with IEC and, as part of the agreement, the Company committed to pay IEC royalties equal to 2% of the total net sales of the Company’s products and service revenues from the product developed and manufactured through this agreement, up to a cap of NIS 8,000,000 ($2,081 thousand at December 31, 2016).

During the years ended December 31, 2015 and 2016, the Company accrued royalties in the amount of $4,336 and $3,577, respectively.

e.	In connection with previously made acquisition of Nano Size, the Company is obligated to pay 3% from future sales and 10% of sublicense fees derived from Nano Size’s intellectual property, until the aggregate consideration amounts to $1,400,000. The consideration included a minimum consideration of $60,000 which was paid during 2011, and will be off set against future royalty payments which will be payable by the Company from sales of products and services.

f.	On March 11, 2013, the Company entered into a Joint Venture Agreement for the establishment of a joint venture in China. The closing conditions in the Joint Venture Agreement have not been met, and the parties resolved to dissolve the joint venture. The Company received from one of the parties to the Joint Venture Agreement, a payment demand for reimbursement of expenses. The Company disputes the claim but has offered to settle the claim, and recorded a provision in an amount that according to management’s assessment is sufficient to settle the claim.

g.	In September 2012, the Company entered into a Know-How License Agreement with IKTS, pursuant to which the Company purchases from Fraunhofer Institute (“IKTS”) certain additives. The Company has the right to receive the production file and knowhow to its chosen manufacturer, in consideration for payment to IKTS of royalties of €25 ($26 at December 31, 2016) per kilo of the ingredients not manufactured by IKTS. In addition, as of December 31, 2016, the Company is obligated to pay IKTS a minimum annual royalty amount deductible against royalties.

During the year ended December 31, 2014, 2015 and 2016, the Company recorded royalty expenses in the amount of $5,184, $2,177 and $2,202, respectively.

h.	In May 2014, the Company entered into an agreement with XaarJet Limited, or Xaar, a producer of printer heads. Once the first ink (Silver Nano-Particle Ink) is certified by Xaar, the Company will be required to pay Xaar a fee for all certified inks sold for use with Xaar print heads as follows: 2% of the certified ink price until the cumulative value of the fees received by Xaar exceeds £50,000 ($61 thousand at December 31, 2016), and thereafter, 1% of the certified ink price. Once the cumulative value of the fees received by Xaar with respect to all products exceeds £1,000,000 ($1,229 thousand at December 31, 2016), the Company and Xaar have agreed to review the percentage payable in the light of the prevailing business conditions. As of December 31, 2016, no such sales commenced.